FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2014 FOURTH QUARTER AND FULL YEAR RESULTS

MILPITAS, Calif., July 24, 2014 -KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its fourth quarter and fiscal year ended June 30, 2014. KLA-Tencor reported GAAP net income of $129 million and GAAP earnings per diluted share of $0.77 on revenues of $734 million for the fourth quarter of fiscal year 2014. For the year ended June 30, 2014, the company reported GAAP net income of $583 million and GAAP earnings per diluted share of $3.47 on revenues of $2.9 billion.

“KLA-Tencor’s fourth quarter results culminate a year of strong operating and financial performance for the company, as well as solid execution of our strategic objectives,” said Rick Wallace, KLA-Tencor’s President and Chief Executive Officer. “Our market leadership was highlighted by the second-highest net bookings result in the company’s history in fiscal year 2014, including record bookings for our Wafer Inspection products. This demonstrates our customer focus and market leadership, as well as the critical role KLA-Tencor plays in helping our customers address the higher cost and complexity associated with competing at the leading edge.”

GAAP Results
	Q4 FY 2014	Q3 FY 2014	Q4 FY 2013
Revenues	$734 million	$832 million	$720 million
Net Income	$129 million	$204 million	$135 million
Earnings per Diluted Share	$0.77	$1.21	$0.80

Non-GAAP Results
	Q4 FY 2014	Q3 FY 2014	Q4 FY 2013
Net Income	$133 million	$206 million	$139 million
Earnings per Diluted Share	$0.80	$1.23	$0.82

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restructuring, severance and other charges, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2014 fourth quarter and full year, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:
Statements in this press release other than historical facts, such as statements regarding KLA-Tencor's ability to maintain, and benefit from, its market leadership position; technological challenges and focus areas of KLA-Tencor's customers; and KLA-Tencor's ability to meet its customers' needs, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor's research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor's ability to successfully manage its costs; market acceptance of the company's existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor's Annual Report on Form 10-K for the year ended June 30, 2013, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and

Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:
KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, LED and other related nanoelectronics industries.  With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for more than 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:
The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor's financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor's condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user's overall understanding of KLA-Tencor's operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor's financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	June 30, 2014	June 30, 2013

ASSETS
Cash, cash equivalents and marketable securities	$3,152,637	$2,918,881
Accounts receivable, net	492,863	524,610
Inventories	656,457	634,448
Other current assets	284,873	273,564
Land, property and equipment, net	330,263	305,281
Goodwill	335,355	326,635
Purchased intangibles, net	27,697	34,515
Other non-current assets	258,519	269,423
Total assets	$5,538,664	$5,287,357

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$103,422	$115,680
Deferred system profit	147,923	157,965
Unearned revenue	59,176	60,838
Other current liabilities	585,090	527,049
Total current liabilities	895,611	861,532

Non-current liabilities:
Long-term debt	747,919	747,376
Pension liabilities	59,908	57,959
Income taxes payable	59,575	59,494
Unearned revenue	57,500	42,228
Other non-current liabilities	48,805	36,616
Total liabilities	1,869,318	1,805,205

Stockholders' equity:
Common stock and capital in excess of par value	1,220,504	1,159,565
Retained earnings	2,479,113	2,359,233
Accumulated other comprehensive income (loss)	(30,271)	(36,646)
Total stockholders' equity	3,669,346	3,482,152
Total liabilities and stockholders' equity	$5,538,664	$5,287,357

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Twelve months ended
(In thousands, except per share data)	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Revenues:
Product	$570,431	$570,300	$2,286,437	$2,247,147
Service	163,912	149,732	642,971	595,634
Total revenues	734,343	720,032	2,929,408	2,842,781

Costs and operating expenses:
Costs of revenues	326,665	306,804	1,232,962	1,237,452
Engineering, research and development	138,448	127,694	539,469	487,832
Selling, general and administrative	96,216	97,899	384,907	387,812
Total costs and operating expenses	561,329	532,397	2,157,338	2,113,096
Income from operations	173,014	187,635	772,070	729,685
Interest income and other, net	(6,408)	(10,545)	(37,609)	(39,064)
Income before income taxes	166,606	177,090	734,461	690,621
Provision for income taxes	37,875	42,320	151,706	147,472
Net income	$128,731	$134,770	$582,755	$543,149

Net income per share:
Basic	$0.78	$0.81	$3.51	$3.27
Diluted	$0.77	$0.80	$3.47	$3.21
Cash dividends declared per share	$0.45	$0.40	$1.80	$1.60

Weighted-average number of shares:
Basic	165,510	165,463	166,016	166,089
Diluted	167,345	168,685	168,118	169,260

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	June 30,
(In thousands)	2014	2013
Cash flows from operating activities:
Net income	$128,731	$134,770
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,010	20,425
Non-cash stock-based compensation expense	14,128	17,606
Net gain on sale of marketable securities and other investments	(4,192)	(218)
Excess tax benefit from equity awards	(367)	(233)
Changes in assets and liabilities:
Decrease (increase) in accounts receivable, net	66,784	(73,102)
Decrease in inventories	21,308	14,116
Decrease (increase) in other assets	(17,559)	7,200
Increase (decrease) in accounts payable	(17,454)	8,054
Increase (decrease) in deferred system profit	(25,672)	21,150
Increase in other liabilities	60,923	25,801
Net cash provided by operating activities	248,640	175,569
Cash flows from investing activities:
Capital expenditures, net	(13,066)	(18,910)
Proceeds from sale of assets	3,836	—
Purchase of available-for-sale securities	(678,116)	(304,916)
Proceeds from sale of available-for-sale securities	264,287	206,976
Proceeds from maturity of available-for-sale securities	140,952	99,356
Purchase of trading securities	(11,007)	(6,933)
Proceeds from sale of trading securities	12,390	8,019
Net cash used in investing activities	(280,724)	(16,408)
Cash flows from financing activities:
Issuance of common stock	20,121	30,579
Tax withholding payments related to vested and released restricted stock units	(392)	(522)
Excess tax benefit from equity awards	367	233
Common stock repurchases	(60,157)	(68,311)
Payment of dividends to stockholders	(74,466)	(66,181)
Net cash used in financing activities	(114,527)	(104,202)
Effect of exchange rate changes on cash and cash equivalents	1,249	(3,770)
Net increase (decrease) in cash and cash equivalents	(145,362)	51,189
Cash and cash equivalents at beginning of period	776,223	934,201
Cash and cash equivalents at end of period	$630,861	$985,390

Supplemental cash flow disclosures:
Income taxes paid, net	$40,471	$33,097
Interest paid	$26,038	$26,574
Non-cash investing activities:
Purchase of land, property and equipment	$3,457	$6,839

KLA-Tencor Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Twelve months ended
		June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
GAAP net income		$128,731	$203,581	$134,770	$582,755	$543,149
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	4,216	3,828	4,169	15,812	19,477
Restructuring, severance and other related charges	b	2,459	—	1,418	5,698	7,397
Income tax effect of non-GAAP adjustments	c	(2,168)	(1,193)	(1,776)	(6,810)	(8,359)
Discrete tax items	d	—	—	—	—	(3,514)
Non-GAAP net income		$133,238	$206,216	$138,581	$597,455	$558,150

GAAP net income per diluted share		$0.77	$1.21	$0.80	$3.47	$3.21
Non-GAAP net income per diluted share		$0.80	$1.23	$0.82	$3.55	$3.30
Shares used in diluted shares calculation		167,345	167,989	168,685	168,118	169,260

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended June 30, 2014
Costs of revenues	$2,623	$245	$2,868
Engineering, research and development	872	1,811	2,683
Selling, general and administrative	721	403	1,124
Total in three months ended June 30, 2014	$4,216	$2,459	$6,675

Three months ended March 31, 2014
Costs of revenues	$1,921	$—	$1,921
Engineering, research and development	836	—	836
Selling, general and administrative	1,071	—	1,071
Total in three months ended March 31, 2014	$3,828	$—	$3,828

Three months ended June 30, 2013
Costs of revenues	$1,921	$950	$2,871
Engineering, research and development	836	514	1,350
Selling, general and administrative	1,412	(46)	1,366
Total in three months ended June 30, 2013	$4,169	$1,418	$5,587

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition related charges include amortization of intangible assets and transaction costs associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets and acquisition related costs are appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with our decision in the first quarter of fiscal year 2013 to exit from the solar inspection business, as well as those associated with reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

d.
Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these or other adjustments to the cumulative windfall tax benefit that are not indicative of ongoing operating results and limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.